Filed Pursuant to Rule 497(e)
Registration No. 333-270997; 811-23859
Zevenbergen Growth Fund

Investor Class	ZVNBX
Institutional Class	ZVNIX
Zevenbergen Genea Fund

Investor Class	ZVGNX
Institutional Class	ZVGIX

Supplement dated December 19, 2025 to the Prospectus and
Statement of Additional Information dated October 31, 2025

We wish to inform you that at the recommendation of Zevenbergen Capital Investments LLC (“ZCI”), the investment advisor of the Zevenbergen Growth Fund and the Zevenbergen Genea Fund (collectively, the “Target Funds”), the Board of Trustees of Advisor Managed Portfolios (the “Trust”) has approved an Agreement and Plan of Reorganization whereby each Target Fund would reorganize out of the Trust and into a newly created series (the “Acquiring Funds”) of Virtus ETF Trust II (each, a “Reorganization” and together, the “Reorganizations”).

Each Acquiring Fund will be structured as an exchange-traded fund, meaning its shares will be listed on an exchange and traded in the secondary market. Each Reorganization is intended to be tax-free for U.S. federal income tax purposes. However, some shareholders may receive cash compensation for fractional shares of Target Funds held on the date of the Reorganizations. The redemption of these fractional shares may be a taxable event, albeit a small one. The Acquiring Funds will be overseen by a different board of trustees than the Target Funds and will receive certain key services from different service providers than the Target Funds. Virtus Investment Advisers, LLC will serve as the investment adviser to the Acquiring Funds. ZCI will serve as the sub-adviser and will continue to provide portfolio management services after the Reorganization.

During the first quarter of 2026, shareholders of the Target Funds will receive a proxy statement containing detailed information and soliciting their vote with respect to the proposed Reorganizations. If approved, the Reorganizations are anticipated to take effect during the second quarter of 2026, or such other date as the parties may agree. When you receive your proxy statement, please review it carefully and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this supplement for future reference.